Capital management	12 Months Ended
Dec. 31, 2018
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Capital management
24.	Capital management

PagSeguro Group monitors capital on the basis of the gearing ratio which corresponds to net debt divided by total capital. Net debt is calculated as total borrowings (including current and non-current borrowings as shown in the consolidated balance sheet) less cash and banks. Total capital is calculated as equity as shown in the consolidated balance sheet plus net debt.

PagSeguro Group had no loans at December 31, 2018, and December 31,2017. Therefore no gearing ratio is presented.